PLAN AND AGREEMENT OF MERGER

          Plan and Agreement of Merger dated October 27, 1997 1997 ("Agreement") by and among Creative Technologies Corp., a New York corporation ("CTC"), CTC Acquisition Corp., a New York corporation ("CTC Subsidiary"), Ace Surgical Supply Co., Inc., a New York corporation ("Ace"), and Barry Septimus and David Guttmann (the "Shareholders"). CTC Subsidiary and Ace are hereinafter collectively referred to as the "Constituent Corporations".

                       W I T N E S S E T H

          WHEREAS, CTC owns all of the issued and outstanding shares of the Common Stock, $.01 par value per share, of CTC
Subsidiary;

          WHEREAS, the Shareholders own all of the issued and outstanding shares of Common Stock, no par value, of Ace;

          WHEREAS, CTC desires to have CTC Subsidiary merge with Ace, and Ace and the Shareholders desire that Ace merge with and into CTC Subsidiary, upon the terms and subject to the conditions herein set forth and in accordance with the laws of the State of New York;

          NOW, THEREFORE, the parties hereto agree as follows:


1.   MERGER OF CONSTITUENT CORPORATIONS

1.1  Merger

     Simultaneously with the execution of this Agreement, ACE shall be merged into CTC Subsidiary, which shall be the surviving corporation (the "Surviving Corporation"), and CTC Subsidiary shall merge ACE into itself (the "Merger"). The corporate existence of CTC Subsidiary shall continue unaffected and unimpaired by the Merger with all of its rights, powers, purposes and franchises unaffected. The separate existence and corporate organization of ACE shall cease, and thereupon Ace and CTC Subsidiary shall be a single corporation.

1.2  Name of Surviving Corporation

     The name of the Surviving Corporation shall be changed to Ace Surgical Supply Co., Inc.

1.3  Certificate of Merger

     The Merger shall be consummated by the execution and filing of a Certificate of Merger with respect to the Merger with the Secretary of State of the State of New York. Such filing shall be made on or as soon as practicable after the date of execution of this Agreement. Upon the filing of the Certificate of Merger all the property, real, personal and mixed, and franchises of each of the Constituent Corporations and all debts due on whatever account to either of them, including subscriptions to shares, other causes of action, and every other asset belonging to either of them shall be taken and deemed to be transferred to and vested in the Surviving Corporation without further act or deed. The Surviving Corporation shall be responsible for all the liabilities and obligations of the Constituent Corporations.

1.4  Effective Date of Merger

     The  Merger  shall be deemed made effective as of  September
30, 1997. The date of consummation of the Merger shall be the date of execution of this Agreement (the "Closing Date").

1.5  Conversion of Shares

     The manner and basis of converting the shares of stock of each of the Constituent Corporations into shares of stock of the Surviving Corporation are as follows:

          (a) each share of the 100 shares of the Common Stock, $.01 par value per share, of CTC Subsidiary issued and outstanding on the Closing Date shall continue to be issued and outstanding (although the certificates will be reissued as Ace Surgical Supply Co., Inc., the name of the surviving corporation after the name change);

          (b) each share of the 200 shares of Common Stock, no par value, of Ace ("Ace Shares") issued and outstanding on the Closing Date shall thereupon be converted, without any action on the part of the holder thereof into 5,000 Shares of Common Stock of CTC, $.09 par value ("CTC Common Stock"), (resulting in an aggregate issuance of 1,000,000 shares of CTC Common Stock) and 17.5 shares of Preferred Stock ("CTC Preferred Stock") (resulting in an aggregate issuance of 3,500 shares of CTC Preferred Stock.) The CTC Preferred Stock shall have the designations, rights, preferences and conditions sets forth in Section 1.6.

     Simultaneously with the execution hereof each holder of an outstanding certificate or certificates which immediately prior thereto represented Ace Shares shall surrender the same to CTC and such holder shall be entitled to receive upon such surrender in exchange therefor a certificate or certificates representing the number of shares of CTC Common Stock and Preferred Stock into which the shares heretofore represented by the Ace certificate so surrendered shall have been converted pursuant to this Section 1.5.

1.6  Description of CTC Preferred Stock

     The CTC Preferred Stock to be issued to the Shareholders shall have the following designation, rights, preferences, and conditions:

          (a)   the  CTC Preferred Stock shall be designated
     "1997 Series A 12% Cumulative Preferred Stock;"

          (b) the CTC Preferred Stock shall have a stated value of One Thousand Dollars ($1,000) per share;

          (c) the holders of the CTC Preferred Stock shall be entitled to a cumulative dividend at the rate of One Hundred Twenty Dollars ($120.00) per share per annum, when, as and if declared by the Board of Directors of CTC;

          (d) the holders of the CTC Preferred Stock shall be entitled to receive One Thousand Dollars ($1,000) per share and accrued and accumulated dividends thereon at the rate aforesaid, if any, and no more on liquidation of CTC before any payment is made to the holders of Common Stock;

          (e) the holders of the CTC Preferred Stock shall not be entitled to any vote at any meeting of the shareholders of CTC unless the dividends are in arrears longer than one year at which time the holders of the CTC Preferred Stock shall be entitled to 1,000 votes per share and shall vote along with the holders of Common Stock as one Class;

          (f) the shares of the CTC Preferred Stock shall not be convertible;

          (g) the shares shall be redeemed for cash at a redemption price of $1,000 per share, plus accrued, but unpaid dividends, out of funds legally available therefor, on the later of twenty years from issuance or October 1, 2017.

          (h) the holders of the Preferred Shares will share pro-rata with the holders of the 1996 and 1996-A
     Preferred Stock in the event of a liquidation or a dissolution of CTC.

1.7  Closing

     The Closing under this Plan and Agreement of Merger shall take place simultaneously with the execution hereof. The date of the Closing is herein referred to as the "Closing Date".

2.   ARTICLES  OF INCORPORATION; BY-LAWS; BOARD OF DIRECTORS  AND
     OFFICERS



2.1  Articles of Incorporation

     The Articles of Incorporation of Ace shall be the Articles of Incorporation of the Surviving Corporation and the Articles of Incorporation of Ace shall be deemed amended to that extent and may be further amended as provided by law, from and after the Closing Date. Said Articles of Incorporation, as the same may be amended from time to time as provided by law, shall be, and may be separately certified as, the Articles of Incorporation of the Surviving Corporation.

2.2  By-Laws

     The By-Laws of CTC Subsidiary as in effect on the Closing Date shall be the By-Laws of the Surviving Corporation until the same shall thereafter be altered, amended or repealed in accordance with law, the Articles of Incorporation of the Surviving Corporation or said By-Laws.

2.3  Directors and Officers

     Such of the directors and officers of Ace as shall not have resigned prior to or at the Closing shall be the directors and officers of the Surviving Corporation. There shall also be elected at or immediately following the Closing in the manner provided by the Articles of Incorporation or the By-Laws of the Surviving Corporation such additional directors and officers as CTC may designate.

3.   REPRESENTATIONS,   WARRANTIES   AND   COVENANTS    BY    THE
     SHAREHOLDERS

3.1  Shareholders' Representations and Warranties

     The    Shareholders    severally    make    the    following
representations and warranties regarding themselves and Ace to CTC and CTC Subsidiary as an inducement to enter into this
Agreement:

(A)  Corporate

          (i) Ace is a corporation duly organized, validly existing, and in good standing under the laws of the state of New York and has the corporate power to own its properties and carry on its business as and where its business is now conducted, and is duly qualified as a foreign corporation in the jurisdictions in which the conduct of its business or the ownership of its property requires qualification.

          (ii) The authorized capital stock of Ace and the number of shares issued and outstanding is set forth on Schedule 3.1 A-2; the said shares of Ace which are issued and outstanding are legally and validly issued, fully paid, and non-assessable securities.


          (iii) There are no outstanding subscriptions, options, warrants, calls, commitments, or agreements to which Ace or any Shareholder is a party or by which Ace or any Shareholder is bound which relate to the issuance or sale of any shares of the Common Stock of Ace.

          (iv) The Shareholders are the sole and absolute owners of the number of shares of Ace's capital stock set opposite their respective names in Schedule 3.1 A-2 hereof, and all of such shares are free and clear of all liens, encumbrances and rights whatsoever, and of all restrictions on the exchange herein contemplated by the Shareholders.

          (v) The copies of the Articles of Incorporation of Ace, including all amendments to date, and its By-Laws as now in effect (all of which have heretofore been furnished to CTC
Subsidiary) and, to the best of the knowledge of the Shareholders, the minutes of all shareholders and directors meetings which are all contained in its minute books are true and complete.

          (vi) The performance of this Agreement by the Shareholders will comply with all relevant law and will not conflict with or result in a breach of any of the terms of any agreement or instrument to which Ace or any of the Shareholders is a party or by which they may be bound.

          (vii) The execution, delivery and performance of this Agreement by Ace have been duly authorized and approved by all requisite action of Ace's Board of Directors and this Agreement has been duly executed and delivered by Ace and constitutes the valid and binding obligation of Ace enforceable in accordance with its terms.

          (viii) Ace does not have any subsidiaries.

  (B)     Personal Property

     The personal property owned by Ace includes, without limitation, all of the furniture, fixtures, tools, machinery, equipment, and inventory used by it in its business. Ace owns all of the personal property, in each case free and clear of all mortgages, liens, encumbrances and claims of any nature, except as expressly set forth in Schedule 3.1B. All the furniture, fixtures, tools, machinery, and equipment owned by Ace are in substantially good operating condition as same were at June 30, 1997, ordinary wear and tear excepted, and are substantially the same as those used by Ace in the conduct of its business on and after June 30, 1997, and are adequate and sufficient for all current operations of Ace's business.

(C)  Inventory

     The inventory of Ace consists of items of a quality and quantity usable and saleable in the normal course of Ace's business.



(D)  Accounts Receivable

All accounts receivable of Ace are as shown on its books and records and are not subject to claims or set-offs.

(E)  Contracts Disclosed

     Ace is a party to the written or oral contracts, including purchase orders, with customers, suppliers and employees and service contracts previously delivered to CTC. All of said contracts were made in the ordinary and regular course of business. The originals of said written contracts and purchase orders are being delivered to CTC Subsidiary simultaneously with the execution of this Agreement. Ace is not in default with respect to any material term of any contract, has performed all of the terms and conditions required to be performed by it through the date hereof, and has not received any notice of cancellation of any of said contracts. To the best of the Shareholders' knowledge, the other parties to said contracts are not in material default thereunder.

(F)  Litigation and Claims

     There are no claims, actions, suits, administrative or other proceedings or investigations pending or threatened to the Shareholders' knowledge, involving Ace's business or assets thereof or any products thereof heretofore sold to any party, and the Shareholders and Ace do not know of, or have reasonable grounds to know of, any basis for any claims, actions, suits, administrative or other proceedings or investigations of such nature, at law or in equity, or before or by any federal, state, or local governmental department, commission, board, bureau or agency, except as set forth in Schedule 3.1 F.

 (H) Environmental Matters

     Ace is in full compliance with, and has obtained all permits required under, all laws, regulations and requirements of all federal, state, and local government agencies. There are no existing or contemplated suits, investigations or claims by any governmental agency or any party asserting a claim of any violation.

(I)  Non-Violation of Laws, etc.

     The consummation of the transactions contemplated herein will not result in a violation by Ace of any provision of its Articles of Incorporation or By-Laws, or any law or order, rule, regulation, writ, injunction or decree of any governmental instrumentality or court having jurisdiction over it, or result in any breach or violation of any agreement or instrument by which it or any of its assets may be bound or affected.



(J)  Financial

          (i) The combined Balance Sheet and Statement of Income and Retained Earnings of Ace and Affiliates as at June 30, 1997 (herein called the "Balance Sheet Date"),and for the six months then ended, fairly present the financial condition of Ace and Affiliates as at the Balance Sheet Date and the results of its operations for the period indicated, and such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis.

          (ii) Since the Balance Sheet Date referred to in the prior subparagraph there has not been any materially adverse change in the operations of the business of Ace; since the Balance Sheet Date there have been no events or transactions having a materially adverse effect on Ace's financial statements described in said prior subparagraph or which should be disclosed in order to make them not misleading, except that Ace and Consolidated Disposables Inc. distributed to their respective shareholders substantially all of the "earnings and profits" earned by the companies as "Subchapter S" corporations remaining as of the Balance Sheet Date.

          (iii) Since the Balance Sheet Date there has been no damage, destruction, or loss, whether covered by insurance or not, materially and adversely affecting the properties or business of Ace or any other event or condition materially and adversely affecting its business or property.

          (iv) To the best of the knowledge of the Shareholders there is no material liability of any nature whatever in any amount not reflected in the financial statements of Ace as at and for the period ended the Balance Sheet Date, or the related notes thereto, except for those incurred in connection with the normal and ordinary course of business between the Balance Sheet Date and the date hereof.

          (v) Ace has filed with the appropriate governmental agencies all tax and other returns required to be filed through the date hereof, except that certain tax returns may not have been filed as of the date hereof because of extensions of time to file which have been granted.

          (vi) All federal and state income, profits and franchise taxes and all federal and state sales, use, occupancy, property, excise or other taxes assessed or due from Ace have been fully paid, or an adequate reserve therefor set up on the books.

          (vii) Adequate reserves have been established for all accounts receivable of Ace and all such accounts receivable are subject to no counterclaims or setoffs and are good and collectible at the aggregate recorded amounts thereof, less the amount of the existing reserve for doubtful accounts, as shown on the books of Ace.

3.2    The   representations,   warranties   and   covenants   of
Shareholders contained in this Agreement shall survive the closing for a period of one (1) year.

3.3 Shareholders shall severally indemnify and hold harmless CTC and CTC Subsidiary in respect to any damages resulting from misrepresentations, breach of warranties or non-fulfillment of any obligations on the part of such Shareholders under this Agreement, including reasonable attorney's fees. Notwithstanding the foregoing, no claims shall be asserted by CTC or CTC Subsidiary until the aggregate of such unasserted claims exceed $50,000. The indemnification shall take into consideration any tax benefits derived by CTC or CTC Subsidiary. CTC and CTC Subsidiary shall not be entitled to rescission as a remedy.

4.   REPRESENTATIONS,  WARRANTIES  AND  COVENANTS  CTC  and   CTC
     SUBSIDIARY

4.1  CTC's and CTC Subsidiary's Representations and Warranties

     CTC and CTC Subsidiary and each of them, jointly and severally make the following representations and warranties to the Shareholders as an inducement to enter into this Agreement:

(A)  Corporate

          (i) CTC and CTC Subsidiary are corporations duly organized, validly existing and in good standing under the laws of the State of New York and each has the power to own its property and carry on its business as and where such business is now conducted.

          (ii) The authorized capital stock of CTC is 20,000,000 shares of Common Stock, $.09 par value per share, of which 2,611,394 shares were issued and outstanding prior to the Merger, and 5,000,000 shares of Preferred Stock, $.01 par value per share, 1,770 of which were issued and outstanding prior to the Merger.

          (iii) The Shares of CTC Common Stock and Preferred Stock to be issued to the Shareholders pursuant to Section 1.5 hereof will, when issued, be legally and validly issued securities, fully paid and non-assessable, and no holder of CTC's Common stock will have any pre-emptive right of subscription or purchase with respect to such shares of CTC Common Stock.

          (iv) Each of CTC and CTC Subsidiary has all requisite corporate power to enter into this Agreement and to consummate the transactions contemplated hereby. The necessary filings with the New York State Department of State required to complete the authorization for the issuance of the CTC Common and Preferred Stock have been made and a true copy of such filing has been delivered to the Shareholders.

          (v) The performance of this Agreement by CTC and CTC Subsidiary will comply with all relevant law and will not conflict with, or result in a breach of, any of the terms of any agreement or instrument to which CTC or CTC Subsidiary is a party or by which either may be bound or constitute a default thereunder.

          (vi) The execution, delivery and performance of this Agreement by CTC and CTC Subsidiary have been duly authorized and approved by all requisite action of CTC's and CTC Subsidiary's Boards of Directors and this Agreement has been duly executed and delivered by CTC and CTC Subsidiary and constitutes the valid and binding obligation of CTC and CTC Subsidiary enforceable in accordance with its terms.

          (vii) CTC Subsidiary is a wholly owned subsidiary of CTC.

(B)  Property and Business

          (i) The Annual Report of CTC on Form 10 KSB for the year ended December 31, 1996, copies of which have been delivered to the Shareholders, accurately describes the properties, business and capital structure of CTC as at their respective dates.

          (ii) Neither CTC nor CTC Subsidiary is prohibited by agreement or law from carrying on its business substantially on the basis now conducted.

(C)  Financial

          (i) The financial statements of CTC included in said Annual Report on Form 10 KSB fairly present the financial condition of CTC at the dates thereof and the results of operations for the periods indicated, and all of such have been prepared in accordance with generally accepted accounting principles, consistently applied.

          (ii) Since June 30, 1997, the latest date of said financial statements, there has been no damage, destruction, or loss, whether covered by insurance or not, materially and adversely affecting the properties or business of CTC or any other event or condition materially and adversely affecting the business or property of CTC.

          (iii) CTC has filed with the appropriate governmental agencies all tax and other returns required to be filed by it through the date hereof, except that certain tax returns may not have been filed as of the date hereof because of extensions of time to file which have been granted.

          (iv) There is no suit or action or legal, administrative, arbitration, or other proceeding or governmental investigation, pending, or so far as any officer or director of CTC knows, or has reasonable grounds for knowing, threatened, materially affecting the business, contractual arrangements, property or leasehold interests or which might materially and adversely affect the financial condition or results of operations of CTC or the conduct of its business.

          (v) CTC Subsidiary has had no business operations to date.

4.2  The representations, warranties and covenants of CTC and CTC
Subsidiary contained in this Agreement shall survive the closing for a period of one (1) year.


4.3 CTC and CTC Subsidiary shall severally indemnify and hold harmless Shareholders in respect to any damages resulting from misrepresentations, breach of warranties or non-fulfillment of any obligations on the part of CTC and CTC Subsidiary under this Agreement, including reasonable attorney's fees. Notwithstanding the foregoing, no claims shall be asserted by Shareholders until the aggregate of such unasserted claims exceed $50,000. The indemnification shall take into consideration any tax benefits derived by Shareholders. Shareholders shall not be entitled to recision as a remedy.

5.   ADDITIONAL  OBLIGATIONS TO BE PERFORMED BY THE  SHAREHOLDERS
     AT THE CLOSING.

5.1  To be Delivered by the Shareholders

     At the Closing the Shareholders agree to do or cause to be done the following:

(A)  Resolutions of the Board of Directors

     The Shareholders will deliver to CTC Subsidiary a certified copy of the resolutions of the Board of Directors of Ace approving this Agreement, authorizing its execution and delivery, and authorizing the acts of its officers and employees in implementing and carrying out the terms hereof.

(B)  Investment Letters

     Each  of  the Shareholders will execute and deliver  to  CTC
Subsidiary  a  standard investment letter  relating  to  the  CTC
Common and Preferred Stock.

6.   CONDITIONS PRECEDENT TO CLOSING

6.1  Condition Precedent to Obligations of CTC and CTC Subsidiary

     Each and every obligation of CTC and CTC Subsidiary to be performed on, at, or prior to the Closing shall be subject to the satisfaction prior to or concurrently with the performance of such obligation, of the following conditions:

(A)  Stock Certificates

     There shall have been tendered for delivery to CTC in transferable form, certificates representing 100% of the issued and outstanding shares of capital stock of Ace.

(B) The Shareholders shall have Universal Medical Products, Inc. and Consolidated Disposables, Inc., both incorporated under the laws of the State of New York, merged into Ace prior to, or simultaneously with the Closing Date. Ace will continue the obligation of Consolidated Disposables, Inc. to pay consulting fees to Mrs. Guttmann and Mrs. Septimus at the rate of $10,000 per month.

6.2. Conditions Precedent to the Shareholders' Obligations

     Each  and  every  obligation  of  the  Shareholders  to   be
performed on, at, or prior to the Closing shall be subject to the satisfaction prior to or concurrently with the performance of such obligation, of the following conditions:

(A)  Certificates of Resolutions

     There shall be delivered to the Shareholders at the Closing certified copies of the resolutions of the Boards of Directors of CTC and CTC Subsidiary authorizing the execution and delivery of this Agreement and authorizing the acts of the officers of CTC and CTC Subsidiary in implementing and carrying out the terms hereof.

(B)  Stock Certificates

There  shall  have been tendered for delivery to  the  respective
Shareholders the shares of CTC Common Stock and Preferred Stock to which each Selling Shareholder is entitled at the Closing as herein provided in exchange for his Ace Shares.

(C)  Other Matters

     Such other matters incidental to the transaction herein contemplated as the Shareholders and their counsel may reasonably request.

7.   INVESTMENT UNDERTAKING

7.1  Restricted Stock Legend

     All shares of CTC Common Stock and Preferred Stock to be issued and delivered pursuant to Section 1.5 shall bear a legend to the following effect:

     "The shares represented by this Certificate have not been registered under the Securities Act of 1933. The shares have been acquired for investment and not with a view to, or for sale in connection with, any distribution thereof within the meaning of the Securities Act of 1933, as amended, and the Rules and Regulations of the Securities and Exchange Commission and may not be sold, transferred, or otherwise disposed of in the absence of
(i) an effective Registration Statement with respect to such shares under said Act; (ii) an opinion of counsel satisfactory to the issuer that such registration is not required; or (iii) the receipt by the issuer of a 'no action letter' from the Securities and Exchange Commission with respect to any such sale, transfer or disposition."

8.   MISCELLANEOUS PROVISIONS

8.1  Notices

     All notices, demands or requests required or permitted under this Agreement shall be in writing and shall be deemed to have been given when delivered personally against receipt therefor or when mailed registered or certified mail, postage prepaid, return receipt requested, as follows:


(a)  To CTC, CTC Subsidiary and Ace:

     Creative Technologies Corp.
     170 53rd Street
     Brooklyn, New York


(b)  To the Shareholders

     David Guttmann
     170 53rd Street
     Brooklyn, New York

     A copy of all communications sent to CTC, CTC Subsidiary and Ace shall be sent by ordinary mail to its counsel,

     David Selengut, Esq.
     c/o Bernstein & Wasserman, LLP
     950 Third Avenue, 10th Floor
     New York, New York 10022

     A copy of all communications sent to the Shareholders shall be sent by ordinary mail to their counsel,

     Oscar D. Folger, Esq.
     521 Fifth Avenue
     New York, New York 10175

     Any party may change his or its address or designated person by notice given in the manner hereinabove provided.
8.2  Headings

     The headings of the articles, sections and paragraphs of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

8.3  Schedules

     All schedules referred to in this Agreement as being attached hereto are incorporated in this Agreement by reference and made a part hereof.

8.4   Assignability

     This Agreement shall not be assignable by the Shareholders.

8.5  Entire Agreement

     This Agreement, together with the related agreements herein described, contains the entire understanding of the parties hereto with respect to the subject matter herein. There are no restrictions, promises, warranties, covenants or undertakings other than those expressly set forth herein.

8.6  Amendment or Waiver

     No amendment of this Agreement or waiver of any of its provisions shall be effective against any party to this Agreement unless reduced in writing and signed by such party. The waiver by any party of any right hereunder or of any breach of any of the terms hereof or any defaults hereunder shall not be deemed a waiver of any other rights or any subsequent breach or default, whether of the same or of a similar nature, and shall not in any way affect the terms hereof except to the extent of such waiver.

8.7  Governing Law

     This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York.

8.8  Binding Effect

     This Agreement shall be binding upon and shall enure to  the
benefit   of   the   parties  hereto,  their   respective   legal
representatives, successors and to the extent herein permitted assigns.


          IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement the day and year first above written,


Corporate Seal           CREATIVE TECHNOLOGIES CORP.


ATTEST:s/David Selengut                 By: Richard Helfman
Secretary



Corporate Seal           CTC ACQUISITION CORP.


ATTEST:s/David Selengut                  By:s/Richard Helfman
Secretary                                 President




Corporate Seal                      ACE SURGICAL SUPPLY CO., INC.


ATTEST:s/David Guttmann                  By:s/Lala Bessler
Secretary
President




Shareholders:

s/David Guttmann                                 s/Barry Septimus
David Guttmann                                    Barry Septimus